AAM S&P Emerging Markets High Dividend Value ETF
Schedule of Investments
July 31, 2021 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 94.7%
	Brazil - 9.2%
26,475	CPFL Energia SA	130,289
23,100	JBS SA	144,064
25,900	Petroleo Brasileiro SA	138,882
17,300	Telefonica Brasil SA	138,276
6,200	Vale SA	132,141
		683,652
	China - 18.4%
383,000	Bank of China, Ltd. - H Shares	133,068
710,000	BBMG Corporation - H Shares	125,167
746,000	China Cinda Asset Management Company, Ltd. - H Shares	126,714
288,000	China CITIC Bank Corporation, Ltd. - H Shares	128,969
374,000	China Everbright Bank Company, Ltd. - H Shares	127,535
143,000	China Evergrande Group	96,791
112,000	China National Building Material Company, Ltd. - H Shares	121,062
346,000	Chongqing Rural Commercial Bank Company, Ltd. - H Shares	129,118
198,000	CIFI Holdings Group Company, Ltd.	119,240
130,000	CITIC, Ltd.	140,519
127,600	Guangzhou R&F Properties Company, Ltd. - H Shares	111,817
		1,360,000
	Hong Kong - 3.3%
416,000	China Jinmao Holdings Group, Ltd.	116,162
133,400	Yuexiu Property Company, Ltd.	124,110
		240,272
	India - 5.4%
8,990	Hindustan Aeronautics, Ltd.	134,865
93,635	Indian Oil Corporation, Ltd.	129,792
380,830	NHPC, Ltd.	134,338
		398,995
	Indonesia - 3.5%
1,482,700	Adaro Energy Tbk PT	136,865
298,900	Indofood Sukses Makmur Tbk PT	125,553
		262,418
	Malaysia - 7.0%
73,200	Hartalega Holdings Bhd	122,116
161,500	Kossan Rubber Industries, Bhd.	132,415
258,600	Sime Darby, Bhd.	131,751
136,200	Top Glove Corporation Bhd	128,454
		514,736
	Poland - 1.8%
6,451	Asseco Poland SA	134,384

	Republic of Korea - 5.3%
3,509	GS Holdings Corporation	130,567
1,852	KT&G Corporation	132,510
1,390	Lotte Shopping Company, Ltd.	129,907
		392,984
	Russian Federation - 5.5%
2,239,900	Inter RAO UES PJSC	133,203
16,138	Mobile TeleSystems PJSC - ADR	138,625
4,215	X5 Retail Group NV - GDR	136,482
		408,310
	Singapore - 1.7%
139,600	Riverstone Holdings, Ltd.	124,744

	South Africa - 1.9%
11,288	Exxaro Resources, Ltd.	139,904

	Taiwan, Province of China - 11.0%
138,000	Acer, Inc.	134,225
47,000	Chicony Electronics Company, Ltd.	135,294
97,000	CTCI Corporation	132,675
113,000	Formosa Taffeta Company, Ltd.	131,527
31,000	General Interface Solution Holding Ltd.	129,143
65,000	Lite-On Technology Corporation	148,990
		811,854
	Thailand - 5.7%
26,800	Siam City Cement pcl - NVDR	131,687
115,500	Sri Trang Gloves Thailand pcl - NVDR	131,779
135,100	Total Access Communication pcl - NVDR	155,169
		418,635
	Turkey - 13.2%
52,363	Anadolu Efes Biracilik Ve Malt Sanayii AS	138,151
34,887	Arcelik AS	136,781
6,719	Ford Otomotiv Sanayi AS	137,858
57,857	KOC Holding AS	141,242
37,649	Tofas Turk Otomobil Fabrikasi AS	146,537
180,904	Turk Telekomunikasyon AS	140,049
74,853	Turkcell Iletisim Hizmetleri AS	136,694
		977,312
	United Kingdom - 1.8%
15,981	Evraz plc	136,471
	TOTAL COMMON STOCKS (Cost $7,105,945)	7,004,671

	PREFERRED STOCKS - 3.6%
	Brazil - 3.6%
16,800	Centrais Eletricas Brasileiras SA	131,408
58,400	Cia Energetica de Minas Gerais	135,700
	TOTAL PREFERRED STOCKS (Cost $268,126)	267,108

	RIGHTS - 0.5%
	India - 0.5%
16,173	Power Grid Corporation of India - BNS (a)	37,198
	TOTAL RIGHTS (Cost $0)	37,198
	TOTAL INVESTMENTS (Cost $7,374,071) - 98.8%	7,308,977
	Other Assets in Excess of Liabilities - 1.2%	91,777
	NET ASSETS - 100.0%	$7,400,754

	Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(a)	Non-income producing security.

Summary of Fair Value Disclosure at July 31, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principals generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.
To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2021:

AAM S&P Emerging Markets High Dividend Value ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$7,004,671	$-	$-	$7,004,671
Preferred Stocks	267,108	-	-	267,108
Rights	-	37,198	-	37,198
Total Investments in Securities	$7,271,779	$37,198	$-	$7,308,977

For the period ended July 31, 2021, the Fund did not recognize any transfers to or from Level 3.